ACTION PERFORMANCE COMPANIES, INC.


                    ________________________________________




                                 FIRST AMENDMENT

                           Dated as of MARCH 18, 1998

                                       to

                             NOTE PURCHASE AGREEMENT

                           Dated as of JANUARY 2, 1997



                    ________________________________________

                       Re: $20,000,000 8.05% Senior Notes
                               Due January 2, 1999

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS


         This First Amendment dated as of March 18, 1998 (the or this "First Amendment") to the Note Agreements each dated as of January 2, 1997 is between Action Performance Companies, Inc., an Arizona Corporation (the "Company"), and each of the institutions which is a signature to this First Amendment (collectively, the "Noteholders").

                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into separate and several Note Agreements each dated as of January 2, 1997 (collectively, the "Note Agreements"). The Company has heretofore issued the $20,000,000 8.05% Senior Notes Due January 2, 1999 (the "Notes") dated January 2, 1997, pursuant to the Note Agreements. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

         B. The Company and the Noteholders now desire to amend the Note Agreements in the respects, but only in the respects hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreements unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in ss.3.1 hereof, and in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.  AMENDMENTS.

         1.1 Section 10.1 of the Note Agreements shall be and is hereby amended in its entirety to read as follows:

                  MAINTENANCE OF CONSOLIDATED SENIOR FUNDED
                  DEBT AND CONSOLIDATED FUNDED DEBT TO
                  CONSOLIDATED EBITDA.

                  The company will not permit, at any time:

                  (a) the ratio of Consolidated Senior Funded Debt to Consolidated EBITDA to be greater than 2.00 to 1.00;

                  (b) the ratio of Consolidated Funded Debt to Consolidated EBITDA to be greater than 4.00 to 1.00.

         1.2 Section 10.2 of the Note Agreements shall be and is hereby amended by substituting the phrase "3.00 to 1.00" for the phrase "5.00 to 1.00" as such phrase appears in said Section 10.2.

         1.3 The following shall be added as a new definition in alphabetical order to Schedule II of the Note Agreements:

         "Senior Funded Debt" means all Funded Debt which is not expressed to be subordinated in right of payment of any other Funded Debt.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         2.1 To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

         (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

         (b) the Note Agreements, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

         (c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not
(A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provisions of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Documents, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this ss.2.1(c);

         (d) as of the date hereof and after giving effect to this First Amendment, no default or Event of Default has occurred which is continuing; and

         (e) except as disclosed in the Company's Form 10-K for the year ended September 30, 1997 and the Form 10-Q for the quarter ended December 31, 1997, copies of which have been provided to the Noteholders, or except as set forth in updated Schedules attached to this First Amendment, all the representations and warranties contained in Article 5 of the Note Agreements and the Schedules thereto are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3.  CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

         3.1 This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

         (a) executed counterparts of this First Amendment, duly executed by the Company and the holders of 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

         (b) the Noteholders shall have received a written consent to this First Amendment duly executed by the Subsidiary Guarantors, which consent shall be in the form and substance satisfactory to the Noteholders and which shall confirm the continued effectiveness of each Subsidiary Guaranty;

         (c) the Noteholders shall have received evidence satisfactory to them that the Bank Documents have been amended in a manner substantially consistent with the terms hereof;

         (d) the Noteholders shall have received (i) a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary, and (ii) a copy of the resolutions of the Board of Directors of the Company authorizing execution, delivery and performance by the Company of the amendment to the Bank Documents certified by its Secretary or an Assistant Secretary, which resolution shall be satisfactory in form and substance to the Noteholders;

         (e) the representations and warranties of the Company set forth in ss.2 hereof are true and correct on and with respect to the date hereof.

         Upon receipt of all the foregoing, this First Amendment shall become effective.

SECTION 4.  PAYMENT OF NOTEHOLDERS' COUNSEL FEES AND EXPENSES.

         4.1 The Company agrees to pay upon demand, the reasonable fees and expenses of Orrick Herrington & Sutcliffe, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment in the event the Noteholders deem it necessary to retain such counsel prior to this First Amendment becoming effective as provided in
Section 3.

SECTION 5.  MISCELLANEOUS.

         5.1 This First Amendment shall be construed in connection with and as part of each of the Note Agreements, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

         5.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

         5.3 The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         5.4 This First Amendment shall be governed by and construed in accordance with New York law.

         5.5 The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterpart constituting an original, but all together only one agreement.

                                    ACTION PERFORMANCE COMPANIES, INC.

                                    By: /s/ Tod Wagenhals
                                        Its: Executive V.P.

Accepted and Agreed to:

JEFFERSON-PILOT LIFE INSURANCE COMPANY

By: /s/ Richard Kapanka
    Its:

ALEXANDER HAMILTON LIFE INSURANCE
         COMPANY OF AMERICA

By: /s/ Richard Kapanka
    Its:

FIRST ALEXANDER HAMILTON LIFE
         INSURANCE COMPANY

By: /s/ Richard Kapanka
    Its:

                                     CONSENT


WHEREAS, Action Performance Companies, Inc. (the "Company") entered into a Note Purchase Agreement Dated as of January 2, 1997 (the "Note Purchase Agreement") with certain purchasers (the "Noteholders") listed on Schedule I thereto, and

WHEREAS, the Company is seeking to amend the Note Purchase Agreement as set out in that certain First Amendment Dated as of March 18, 1998 (the "First Amendment"), and

WHEREAS, the Noteholders, as a condition to execution and delivery of the First Amendment, require that the Subsidiary Guarantors consent to such First Amendment and confirm the continued existence, effectiveness and enforceability of the Subsidiary Guaranties,

NOW THEREFORE, the undersigned, being all of the Subsidiary Guarantors, have executed this Consent for the purposes set forth herein.

1. All capitalized terms not otherwise defined shall have the meaning set forth in the Note Purchase Agreement.

2. Each Subsidiary Guarantor does hereby consent to the First Amendment dated as of March 18, 1998 to the Note Purchase Agreement.

3.  Each  Subsidiary   Guarantor   hereby  confirms  the  continued   existence,
effectiveness and enforceability of its respective Subsidiary Guaranty, executed in connection with and pursuant to the Note Purchase Agreement.

4. Each Subsidiary Guarantor acknowledges that the effectiveness of the First Amendment will benefit each such Guarantor by making funds available to such Guarantor through the Company and by enhancing the financial strength of the consolidated group of which each Guarantor and the Company are members.

5. Each Subsidiary Guarantor acknowledges that the Noteholders are relying on the continued enforceability of each Subsidiary Guaranty in executing and delivering the First Amendment.


SPORTS IMAGE, INC.                                   MTL ACQUISITION, INC.



By: /s/ Christopher Besing                           By: /s/ Christopher Besing
    Its                                                  Its

CREATIVE MARKETING &                                 AW ACQUISITION CORP.
    PROMOTIONS, INC.


By: /s/ Christopher Besing                           By: /s/ Christopher Besing
    Its                                                  Its


RYP, INC.                                            IW ACQUISITION CORP.


By: /s/ Christopher Besing                           By: /s/ Christopher Besing
    Its                                                  Its